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                                                                   EXHIBIT 10(a)


                                STATE OF DELAWARE                         PAGE 1

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "POLARIS INDUSTRIES PARTNERS L.P." IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE SIXTEENTH DAY OF NOVEMBER, A.D. 1994.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN PAID TO
DATE.







                                   [Seal]    /s/ EDWARD J. FREEL
                                             -----------------------------------
                                             EDWARD J. FREEL, SECRETARY OF STATE

                                             AUTHENTICATION:     7304055

                                                       DATE:     11-16-94